Exhibit 99.1

RxSight, Inc. Files Shelf Registration Statement and Announces $50 Million At-The-Market Equity Offering Program

Aliso Viejo, Calif. (NASDAQ: RXST) – August 8, 2022 – RxSight, Inc., an ophthalmic medical device company dedicated to improving the vision of patients following cataract surgery, today announced that it has filed a $200 million shelf registration statement on Form S-3 with the Securities and Exchange Commission (the “SEC”). Once declared effective by the SEC, the shelf registration statement would permit the Company to sell, from time to time, up to $200 million in aggregate value of its common stock, preferred stock, debt securities, warrants, and/or units. The shelf registration statement is intended to provide the Company with flexibility to access additional capital when market conditions are appropriate.

As part of the shelf registration, the Company also filed a prospectus supplement to sell, of the $200 million of securities being registered, up to an aggregate of $50 million of its common stock (the “Shares”) through an “at-the-market” (“ATM”) offering. The Shares will be offered through BofA Securities as sales agent.

The registration statement has been filed with the SEC, but has not yet become effective. These securities may not be sold, nor may offers to buy be accepted prior to the time that the registration statement becomes effective.

Prospective investors should read the prospectus, the prospectus supplement and the other documents that the Company has filed with the SEC for more complete information about the Company and the ATM offering, including the risks associated with investing in the Company. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, copies of the prospectus supplement and the accompanying prospectus relating to the ATM offering may be obtained, when available, from: BofA Securities, Attention: Prospectus Department, NC1-004-03-43, 200 North College Street, 3rd Floor, Charlotte, NC 28255-0001, or by email at dg.prospectus_requests@bofa.com.

This press release shall not constitute an offer to sell or a solicitation of an offer to buy these securities, nor shall there be any sale of these securities in any state or other jurisdiction in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such state or other jurisdiction.

About RxSight, Inc.

RxSight, Inc. is a commercial-stage medical technology company dedicated to improving the vision of patients following cataract surgery. The RxSight® Light Adjustable Lens system, comprised of the RxSight Light Adjustable Lens® (LAL®), RxSight Light Delivery Device (LDD™) and accessories, is the first and only commercially available intraocular lens (IOL) technology that enables doctors to customize and optimize visual acuity for patients after cataract surgery. The LAL now features ActivShield™ technology, a revolutionary UV protection layer built into the lens.

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements relate to future events or our future financial performance and involve known and unknown risks, uncertainties and other factors that may cause our or our industry’s actual results, levels of activity, performance or achievements to be materially different from any future results, levels of activity, performance or achievements expressed, implied or inferred by these forward-looking statements. In some cases, you can identify forward-looking statements by terminology such as “may,” “will,” “should,” “could,” “would,” “expects,” “plans,” “intends,” “anticipates,” “believes,” “estimates,” “predicts,” “projects,” “potential,” or “continue” or the negative of such terms and other same terminology. These statements are only predictions based on our current expectations and projections about future events. You should not place undue reliance on these statements. Actual events or results may differ materially. In evaluating these statements, you should specifically consider various factors. These and other factors may cause our actual results to differ materially from any forward-looking statement. We undertake no obligation to update any of the forward-looking statements after the date of this press release to conform those statements to reflect the occurrence of unanticipated events, except as required by applicable law.

Company Contact:

Shelley B. Thunen

Chief Financial Officer

sthunen@rxsight.com

Investor Relations Contact:

ir@rxsight.com